Other operating (loss)/income	12 Months Ended
Dec. 31, 2025
Other operating (loss)/income
Other operating (loss)/income

5Other operating (loss)/income

The analysis of the Group’s other operating income for the year is as follows:

	2025	2024	2023
	£ 000	£ 000	£ 000
R&D Expenditure Credit (“RDEC”) (note 6)	(7,553)	8,623	1,370
Government grants	5,722	6,870	2,956
Rolls-Royce settlement	—	27,919	—
Other	6	—	—
	(1,825)	43,412	4,326

Government grants

Government grants relate to amounts receivable from grant awarding bodies relating to the research and development of eVTOL technologies. These grants are made to fund research and development expenditure and are recognized in profit or loss in the period to which the expense they are intended to fund relates.

Rolls-Royce settlement

Effective May 22, 2024, the Company entered into an agreement with Rolls-Royce to terminate the contract with Rolls-Royce to design an Electric Propulsion Unit (EPU). Pursuant to the agreement, the Company received a cash payment from Rolls-Royce for an amount equal to $34 million (£26.7 million). In addition, the Company also received a non-cash transfer of 140 thousand of the Company’s own ordinary shares valued at $1 million (£803 thousand) recognized within a treasury shares reserve.